Earnings (Loss) Per Share	6 Months Ended
Jun. 30, 2013
Earnings (Loss) Per Share [Abstract]
Earnings (Loss) Per Share

Note 5. Earnings (Loss) Per Share

The Company complies with ASC 260, Earnings Per Share, which requires dual presentation of basic and diluted income (loss) per ordinary share attributable to Stratasys Ltd. for all periods presented. Basic net income (loss) per share excludes dilution and is computed by dividing net income (loss) by the weighted average number of shares outstanding for the reporting periods. Diluted net income (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares or resulted in the issuance of shares that then share in the income (loss) of the Company. The difference between the number of shares used to compute basic net income (loss) per share and diluted net income (loss) per share relates to additional shares, if diluted, that would be issued upon the assumed exercise of stock options and warrants, net of the shares that would hypothetically be repurchased using the proceeds received from the original exercise.

The additional ordinary shares amounted to 521,847 and 510,627 for the three and six months ended June 30, 2012, respectively. There were no options excluded from the dilution calculation for the three and six months ended June 30, 2012, since the market price of the Company's shares exceeded the exercise price of all outstanding options. As a result of the net loss in the three and six months ended June 30, 2013, the outstanding stock options were considered antidilutive and, therefore, were excluded from diluted loss per share for this period.